UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2021
Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

4510 Cox Road,	Suite 201,
Richmond,	Virginia			23060
(Address of principal executive offices)				(Zip Code)
		(804)	822-3260
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant's Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Board of Directors of Synalloy Corporation (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the year ending December 31, 2021 and the related interim periods. The Audit Committee invited several independent registered public accounting firms to participate in this process, including KPMG LLP (“KPMG”), which audited the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019. Following the competitive process, on March 12, 2021, the Audit Committee dismissed KPMG as the Company’s independent registered public accounting firm. On March 12, 2021, the Audit Committee selected BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the year ended December 31, 2021 and the related interim periods. BDO completed its standard client acceptance procedures on March 17, 2021.

KPMG’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

a.“As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for leases effective January 1, 2019, due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 842, Leases.”

During the Company’s two fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through March 12, 2021, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG concurred with the Company's assessment of a material weakness related to the Company’s control environment.

In its Management’s Report on Internal Control Over Financial Reporting as set forth in item 4 “Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, the Company reported a material weakness over internal controls, which constitutes a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). The Audit Committee discussed the subject matter of the reportable events with KPMG. Subsequently, the Audit Committee and management developed a remediation plan detailed in its Management’s Report on Internal Control Over Financial Reporting as set forth in item 4 “Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The Company has authorized KPMG to respond fully to BDO’s inquiries concerning the subject matter of such reportable event.

The Company has provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not KPMG agrees with the statements made above. A copy of KPMG’s letter, dated March 18, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2020 and 2019, and the subsequent interim period through March 12, 2021, neither the Company nor anyone on the Company’s behalf consulted BDO regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated March 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /s/ Sally M. Cunningham
Sally M. Cunningham
Chief Financial Officer

Dated: March 18, 2021